Exhibit 10.12


                                     FORM OF
                              INSURANCE ASSIGNMENT

                                  [VESSEL NAME]
                            Official Number [NUMBER]

      [SHIPOWNER NAME], a Cayman Islands corporation (the "Assignor"), in consideration of the Secured Creditors referred to therein entering into the transactions described in the Credit Agreement (as defined below), and for One Dollar ($1) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as sole owner of the [COUNTRY FLAG] flag vessel [VESSEL NAME], Official Number [NUMBER] (the "Vessel"), has sold, assigned, transferred and set over, and by this instrument does sell, assign, transfer and set over, unto CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, a banking association organized and existing under the laws of the Kingdom of Norway, not in its individual capacity, but solely as trustee (together with its successors in trust and assigns, the "Trustee") pursuant to that certain Master Vessel and Collateral Trust Agreement dated [CLOSING DATE] (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Vessel Trust Agreement") between CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Collateral Agent for the Secured Creditors referred to therein, and CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Trustee (hereinafter called the "Assignee"), mortgagee of the Vessel under a certain [COUNTRY FLAG] Mortgage dated the date hereof (hereinafter called the "Mortgage"), and unto the Assignee's successors and assigns, as such to it and its successors' and assigns' own proper use and benefit, and does hereby grant to the Assignee a security interest in, all right, title and interest of the Assignor under, in and to (i) all insurances in respect of the Vessel, whether now or hereafter to be effected, and all renewals of or replacements for the same, (ii) all claims, returns of premium and other moneys and claims for moneys due and to become due under said insurance or in respect of said insurance and (iii) all other rights of the Assignor under or in respect of said insurance, (the above clauses (i), (ii) and (iii) collectively called the "Insurance Collateral"). Terms used herein and not otherwise defined herein are used as defined in the Credit Agreement dated as of [CREDIT AGREEMENT DATE] among the Lenders from time to time parties thereto, the Assignee as Administrative Agent, Syndication Agent and Lead Arranger and General Maritime Corporation, a Marshall Islands corporation, as Borrower (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

            The Assignor is a [indirectly] wholly owned subsidiary of the Borrower. The Borrower may at any time and from time to time on and after the date hereof


                                              INSURANCE ASSIGNMENT [VESSEL NAME]
enter into, or guaranty the obligations of the Assignor or one or more other or any of their respective subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Borrower's obligations under the Credit Agreement, with one or more Secured Creditors; each such Interest Rate Protection Agreement, as amended, modified, restated and/or supplemented from time to time, is herein called an "Interest Rate Protection Agreement," and each such Other Hedging Agreement, as amended, modified, restated and/or supplemented from time to time, is herein called an "Other Hedging Agreement.")

            The Assignor has entered into the Subsidiaries Guaranty and the Pledge Agreement in favor of the Lenders pursuant to which the Assignor has guaranteed and secured, as the case may be, (i) all obligations of the Borrower under the Credit Agreement and the other Credit Documents to which it is a party and (ii) all obligations of the Borrower, the Assignor, the other Pledgors and their respective subsidiaries under each Interest Rate Protection Agreement and each Other Hedging Agreement, and the Assignor has granted a First Preferred [COUNTRY FLAG of VESSEL] Mortgage to secure its obligations under the Securities Guaranty and the other Credit Documents to which it is a party.

            This assignment is given as security for all amounts due and to become due to the Secured Creditors, the Agent, the Pledgee, the Collateral Agent, the Assignee and the Mortgagee under the Subsidiaries Guaranty and the other Credit Documents, including, without limitation:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of the Assignor to the Lender Creditors (as defined in the Pledge Agreement), whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which the Assignor is a party and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");


                                       2      INSURANCE ASSIGNMENT [VESSEL NAME]
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            (ii) the full and prompt payment when due (whether at the stated
      maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by Assignor to the Other Creditors (as defined in the Pledge Agreement) under, or with respect to (including, in the case of each Credit Party that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of Assignor under the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

            (iii) any and all sums advanced by the Assignee in order to preserve the Insurance Collateral or preserve its security interest in the Insurance Collateral;

            (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Insurance Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (v) all amounts paid by the Assignee as to which the Assignee has the right to reimbursement hereunder or under the Mortgage; all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) hereof being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of the Pledge Agreement or extended from time to time after the date of the Pledge Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) hereof being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date hereof or extended from time to time after the date hereof.


                                       3      INSURANCE ASSIGNMENT [VESSEL NAME]
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            It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under said insurances to perform all of the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

            The Assignor does hereby constitute the Assignee, its successors and assigns, the Assignor's true and lawful attorney-in-fact, irrevocably, with full power (in the name of the Assignor or otherwise), upon the occurrence and continuance of a Default, an Event of Default or an Event of Loss to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

            The Assignor hereby covenants and agrees to procure that notice of this Assignment shall be duly given to all underwriters, substantially in the form hereto attached as Exhibit A, and that where the consent of any underwriter is required pursuant to any of the insurances assigned hereby that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage the Assignee shall obtain a letter of undertaking by the underwriters, and that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to loss payees as the Assignee may require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments.

            The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

            The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this instrument of assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and


                                       4      INSURANCE ASSIGNMENT [VESSEL NAME]
interest hereby assigned to anyone other than the Assignee, its successors and assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances, of this Assignment or of any of the rights created by said insurances or this Assignment.

            All notices or other communications which are required to be made to the Assignee hereunder shall be made by postage prepaid letter, telex, or telecopy confirmed by postage prepaid letter to:

            CHRISTIANIA BANK OG KREDITKASSE ASA,
            NEW YORK BRANCH
            11 West 42nd Street
            New York, New York 10036
            Telex Number: 824-717
            Telefax Number: (212) 827-4888

or at such other address as may have been furnished in writing by the Assignee.

            Any payments made pursuant to the terms hereof shall be made to the Assignee at account number [ACCOUNT NUMBER] at its address above or such other account or accounts as may, from time to time, be designated by the Assignee or as the Assignee may otherwise instruct.

            THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW). This Assignment shall not be amended and/or varied except by agreement in writing signed by the parties hereto.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                       5      INSURANCE ASSIGNMENT [VESSEL NAME]
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            IN WITNESS WHEREOF, the Assignor has caused this Insurance
Assignment to be duly executed this [DAY] day of [DATE].

                                        [SHIPOWNER],
                                        as Assignor,


                                        By _____________________________________
                                             Name:
                                             Title:


                                              INSURANCE ASSIGNMENT [VESSEL NAME]
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                                                                       EXHIBIT A
                                                                              to
                                                            Insurance Assignment

                              NOTICE OF ASSIGNMENT

            The undersigned, [SHIPOWNER], the Owner of the [COUNTRY FLAG] Vessel [VESSEL NAME], hereby gives you notice that by an Insurance Assignment dated [DATE] entered into by us with CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as trustee/mortgagee (hereinafter called the "Assignee"), there has been assigned by us to the Assignee all insurances effected and to be effected in respect thereof including the insurances constituted by the policy whereon this Notice is endorsed. This Notice of Assignment and the applicable loss payable clauses in the form hereto attached as Annex I are to be endorsed on all policies and certificates of entry evidencing such insurance.

Dated:

                                        [SHIPOWNER],
                                        Owner,


                                        By _____________________________________
                                             Name:
                                             Title:


                                              INSURANCE ASSIGNMENT [VESSEL NAME]
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                                                                         ANNEX I
                                                  Notice of Insurance Assignment

                          FORM OF LOSS PAYABLE CLAUSES

                               HULL AND WAR RISKS

      Loss, if any, payable to CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Trustee/Mortgagee (the "Mortgagee"), for distribution by the Mortgagee to itself as Collateral Agent and to _______________________, as owner (the "OWNER"), as their respective interests may appear, or order, except that, unless Underwriters have been otherwise instructed by notice in writing from the Mortgagee, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the Underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Owner shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges, then the Underwriters may pay the Owner as reimbursements therefore; PROVIDED, HOWEVER, that if such damage involves a loss in excess of U.S.$250,000 or its equivalent the Underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

      In the event of an actual or constructive total loss or a compromise or arranged total loss or requisition of title, all insurance payments therefor shall be paid to the Mortgagee, for distribution by it in accordance with the terms of the Mortgage.

                            PROTECTION AND INDEMNITY

      Loss, if any, payable to CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Trustee/Mortgagee (the "Mortgagee"), for distribution by the Mortgagee to itself as Collateral Agent and _________________________, Owner, as their respective interests may appear, or order, except that, unless and until the Underwriters have been otherwise instructed by notice in writing from the Agent, any loss may be paid directly to the person to whom the liability covered by this insurance has been incurred, or to the Owner to reimburse it for any loss, damage or expenses incurred by it and covered by this insurance, PROVIDED the Underwriters shall have first received evidence that the liability insured against has been discharged.


                                              INSURANCE ASSIGNMENT [VESSEL NAME]
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                                       9      INSURANCE ASSIGNMENT [VESSEL NAME]